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                                                      DAUBY O'CONNOR & ZALESKI
                                                   A LIMITED LIABILITY COMPANY
                                                  Certified Public Accountants











                   Consent Letter for Independent Auditors



We consent to the incorporation by reference in this Amended Annual Report on Form 10-K/A, filed with the Securities and Exchange Commission by NHP Incorporated (NHP) of our reports dated as referred to in Schedule I with respect to the audits referred to on Schedule I for the year ended December 31, 1994, and the incorporation by reference of such reports into NHP's Registration Statement on Form S-8 (No. 333-11933). NHP's Registration Statement on Form S-8 (No. 333-11863), NHP's Registration Statement on Form S-8 (No. 333-11917), NHP's Registration Statement on Form S-8 (No. 333-11857), and NHP's Registration Statement on Form S-8 (No. 333-08137).

                                     /s/ Dauby O'Connor & Zaleski, LLC


Ocotber 3, 1997                     Dauby O'Connor & Zaleski, LLC
Indianapolis, Indiana                Certified Public Accountants



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                                   SCHEDULE I
                   AUDITS FOR THE YEAR ENDED DECEMBER 31, 1994

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


REPORT DATE                                      PARTNERSHIP NAME
-----------                                      ----------------

January 7, 1995                                  Brookview Apartments Company Limited
March 13, 1995                                   Clover Ridge East Limited Partnership
January 7, 1995                                  Colony Apartments Company Limited
January 25, 1995                                 East Hampton Limited Partnership
January 25, 1995                                 Edgewood II Associates
January 20, 1995                                 Fairburn & Gordon Associates, Phase I
January 20, 1995                                 Fairburn & Gordon Associates, Phase II
January 30, 1995                                 Laing Village
January 25, 1995                                 Oakland City/West End Associates, Ltd.
January 30, 1995                                 Orangeburg Manor
February 6, 1995, except for Note 8
 which is dated June 9, 1995                     Parkways Associates
January 25, 1995                                 Pleasant Valley Apartments, Ltd.
January 25, 1995                                 Sandy Springs Associates, Ltd.
February 8, 1995                                 The Oak Park Partnership
February 6, 1995, except for Note 8
 which is dated June 9, 1995                     The Rogers Park Partnership
February 8, 1995                                 Tiffany Rehab Associates
January 20, 1995                                 Village Green Apartments Company Limited
January 25, 1995                                 Vineville Towers Associates, Ltd.
January 20, 1995                                 Westgate Apartments

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